UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007
UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification
Number)
77 W. Wacker Drive, Chicago, IL 60601
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 997-8000

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.
On April 23, 2007, UAL Corporation (the “Company”) announced that the Company and its subsidiary United Air Lines, Inc. (“United”) filed with the Securities Exchange Commission a registration statement on Form S-3 for the resale by selling securityholders of the Company’s previously issued 4.50% Senior Limited-Subordination Convertible Notes due 2021, which are unconditionally guaranteed by United, and shares of the Company’s common stock issuable upon conversion of the notes or in payment of accrued interest on the notes. The registration statement automatically became effective upon filing. A copy of the press release, dated April 23, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated April 23, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
	Name:	Frederic F. Brace
	Title:	Executive Vice President and Chief Financial Officer

Date: April 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated April 23, 2007

*	Filed herewith electronically.

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